UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 18, 2004

                           BIOPHAN TECHNOLOGIES, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


             NEVADA                  0-26057            82-0507874
   ---------------------------     -------------        -----------
   (State or other jurisdiction    (Commission         (I.R.S. Employer
        of incorporation)          File Number)       Identification No.)


      150 LUCIUS GORDON DRIVE,  SUITE 215
            WEST HENRIETTA, NEW YORK                     14586
      ---------------------------------------          ---------
      (Address of principal executive offices)         (Zip code)


                                 (585) 214-2441
                            -------------------------
                         (Registrant's telephone number)

Item 9. Regulation FD Disclosure

On May 18, 2004, the Company held an Investor Conference Call hosted by CEO Michael Weiner. See attached Exhibit 99.1 for a complete transcript of the conference call.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    BIOPHAN TECHNOLOGIES, INC.
                                                --------------------------------
                                                        (Registrant)

                                                /s/ Robert J. Wood
Date May 19, 2004                               --------------------------------
                                                       (Signature)

                                                   Robert J. Wood
                                                   CFO, Treasurer
                                                   (Principal Financial Officer)